THE PARK AVENUE PORTFOLIO®

Supplement dated September 19, 2005

to the

Prospectus dated May 1, 2005

The first three paragraphs under the heading “The Fund’s principal investment strategies” on page 2 with respect to The Guardian Park Avenue Fund® are replaced by the following:

At least 80% of the value of the Fund’s total assets is invested in a diversified portfolio of U.S. common stocks and convertible securities. Convertible securities are described under the section called Risks and special investment techniques. Under normal circumstances, the Fund intends to be fully invested in these types of securities.

The Fund’s investment adviser, Guardian Investor Services LLC (GIS), uses a blended approach in managing the Fund’s portfolio, which is composed of both growth and value stocks. GIS chooses investments for the Fund based on rigorous analysis of companies. This analysis is both quantitative and fundamental in nature. This fundamental analysis seeks to achieve a thorough understanding of the company’s financial performance and prospects, as well as the strength of its business model and competitive position versus peer companies. GIS also considers the prospects for specific industries as well as the overall economy, to provide a broader context for each investment decision and for portfolio construction.

GIS utilizes several quantitative stock screening tools to identify potential buy and sell candidates, for further research. Also, GIS integrates portfolio construction techniques and risk models to monitor and analyze the investment risks in the Fund’s portfolio in a disciplined manner. Although the Fund may select companies of any size and in any industry sector, the Fund’s core holdings will normally include a broadly diversified selection of securities from among the 1,000 largest U.S. companies in market capitalization.

The sidebar under the heading “Stock selection system” on page 2 is deleted.

The first three paragraphs under the heading “The Fund’s principal investment strategies” on page 12 with respect to The Guardian Park Avenue Small Cap FundSM are replaced by the following:

At least 80% of the value of the Fund’s total assets is usually invested in a diversified portfolio of common stocks and convertible securities issued by companies with a small market capitalization at the time of initial purchase. Small market capitalization companies are generally those companies with market capitalizations smaller than: (1) USD $2.5 billion or (2) the highest market capitalization within the Russell 2000 Index, whichever is higher at the time of initial purchase. A company’s “market capitalization” is determined by multiplying the current market price of a share of the company’s stock by the total number of shares outstanding. As of August 31, 2005, the highest market capitalization within the Russell 2000 Index was approximately $3.47 billion. Convertible securities are described in the section called Risks and special investment techniques.

The Fund’s investment adviser, Guardian Investor Services LLC (GIS), uses a blended approach in managing the Fund’s portfolio, which is composed of both growth and value stocks. GIS chooses investments for the Fund based on rigorous analysis of companies. This analysis is both quantitative and fundamental in nature. This fundamental analysis seeks to achieve a thorough understanding of the company’s financial performance and prospects, as well as the strength of its business model and competitive position versus peer companies. GIS also considers the prospects for specific industries as well as the overall economy, to provide a broader context for each investment decision and for portfolio construction.

GIS utilizes several quantitative stock screening tools to identify potential buy and sell candidates, for further research. Also, GIS integrates portfolio construction techniques and risk models to monitor and analyze the investment risks in the Fund’s portfolio in a disciplined manner.

The sidebar under the heading “Small market capitalization” on page 12 is deleted.

PROSPECTUS	1